Q1 2022 Update 1 Exhibit 99.1

Highlights 03 Financial Summary 04 Operational Summary 06 Vehicle Capacity            07 Core Technology                   08 Other Highlights 09 Outlook 10 Photos & Charts                                                                     11 Key Metrics                                                                           20 Financial Statements 22 Additional Information 28

HIGHLIGHTS

Cash

Operating cash flow less capex (free cash flow) of $2.2B in Q1

Total debt ex. vehicle and energy product financing under $0.1B

Profitability

$3.6B GAAP operating income; 19.2% operating margin in Q1

$3.3B GAAP net income; $3.7B non-GAAP net income (ex-SBC[1]) in Q1

32.9% GAAP Automotive gross margin in Q1

Operations

Production & Deliveries started from Gigafactory Berlin in March 2022

Production & Deliveries started from Gigafactory Texas in April 2022

SUMMARY

The first quarter of 2022 was another record quarter for Tesla by several measures such as revenues, vehicle deliveries, operating profit and an operating margin of over 19%. Our outstanding recourse debt has fallen below $0.1B at the end of Q1. Public interest in a sustainable future continues to rise, and we remain focused on growing as fast as is reasonably possible.

Expansion of our production capacity is core to our decision-making. In the past two months, we began deliveries of Model Y from Gigafactory Texas and Gigafactory Berlin-Brandenburg (negligible impact on Q1 gross profit). At the same time, we are putting significant efforts into in-house cell production, raw material procurement and supplier diversification.

Challenges around supply chain have remained persistent, and our team has been navigating through them for over a year. In addition to chip shortages, recent COVID-19 outbreaks have been weighing on our supply chain and factory operations. Furthermore, prices of some raw materials have increased multiple-fold in recent months. The inflationary impact on our cost structure has contributed to adjustments in our product pricing, despite a continued focus on reducing our manufacturing costs where possible.

We would like to thank everyone who attended our factory opening events or watched live at home. We're excited to see people so passionate about mass manufacturing and a sustainable future.

(1) SBC = stock-based compensation.

T E S L A

F I N A N C I A L  S U M M A R Y (Unaudited) (1)EPS = earnings per share. 4

FINANCIAL SUMMARY

Revenue

Total revenue grew 81% YoY in Q1 to $18.8B. YoY, revenue was impacted by the following items:

+ growth in vehicle deliveries
+ increased average selling price (ASP)
+ growth in other parts of the business

Profitability

Our operating income improved to $3.6B in Q1, resulting in a 19.2% operating margin. This profit level was reached while incurring SBC expense attributable to the 2018 CEO award of $48M in Q1. YoY, operating income was primarily impacted by the following items:

+ growth in vehicle deliveries
+ increased ASP
+ reduced cost (COGS) per vehicle despite inflationary pressures
+ lower stock-based compensation expense
+ increase in regulatory credit sales
- rising raw material, commodity, logistics and expedite costs
- increase in operating expenses

Cash

Quarter-end cash, cash equivalents and short-term marketable securities increased sequentially by $0.3B to $18.0B in Q1, driven mainly by free cash flow of $2.2B, partially offset by debt repayments of $2.1B. Our total debt excluding vehicle and energy product financing fell to less than $0.1B at the end of Q1.

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OPERATIONAL SUMMARY

(Unaudited)

	Q1-2021	Q2-2021	Q3-2021	Q4-2021	Q1-2022	YoY
Model S/X production	0	2,340	8,941	13,109	14,218	N/A
Model 3/Y production	180,338	204,081	228,882	292,731	291,189	61%
Total production	**180,338**	**206,421**	**237,823**	**305,840**	**305,407**	**69%**
Model S/X deliveries	2,030	1,895	9,289	11,766	14,724	625%
Model 3/Y deliveries	182,847	199,409	232,102	296,884	295,324	62%
Total deliveries	**184,877**	**201,304**	**241,391**	**308,650**	**310,048**	**68%**
of which subject to operating lease accounting	13,602	14,492	16,658	16,160	12,167	-11%
Total end of quarter operating lease vehicle count	83,032	95,491	108,757	120,342	128,402	55%
Global vehicle inventory (days of supply)(1)	8	9	6	4	3	-63%
Solar deployed (MW)	92	85	83	85	48	-48%
Storage deployed (MWh)	445	1,274	1,295	978	846	90%
Store and service locations	561	598	630	655	673	20%
Mobile service fleet(2)	1,013	1,091	1,190	1,281	1,372	35%
Supercharger stations	2,699	2,966	3,254	3,476	3,724	38%
Supercharger connectors	24,515	26,900	29,281	31,498	33,657	37%

(1) Days of supply is calculated by dividing new car ending inventory by the relevant quarter's deliveries and using 75 trading days (aligned with Automotive News definition).

(2) In Q2 2021, we began including mobile service vehicles dedicated to tire repair in our mobile service fleet total. Prior period totals have been adjusted to reflect this change.

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VEHICLE CAPACITY

In Q1, we saw a continuation of global supply chain, transportation, labor and other manufacturing challenges, limiting our ability to run our factories at full capacity.

US: California and Texas

In April 2022, we began Model Y deliveries from our new factory in Austin, Texas. At our Cyber Rodeo opening party, we delivered the first vehicles with 4680 in-house made cells, single-piece front body castings and structural battery packs. This is an important milestone for our capacity growth efforts. Later this year, we expect Gigafactory Texas will be able to produce Model Ys using both structural packs with 4680 cells as well as non-structural packs with 2170 cells.

China: Shanghai

While weekly production rates were strong in Q1, a spike in COVID-19 cases in Shanghai resulted in the temporary shutdown of our factory as well as parts of our supply chain. Although limited production has recently restarted, we continue to monitor the situation closely.

Europe: Berlin-Brandenburg

Production at Gigafactory Berlin-Brandenburg started in March 2022, using non-structural packs with 2170 cells for the start of production. Ultimately, Gigafactory Berlin-Brandenburg will be able to produce Model Ys using both structural packs with 4680 cells as well as non-structural packs with 2170 cells.

Installed Annual Capacity		Current	Status
California	**Model S / Model X**	100,000	Production
	Model 3 / Model Y	500,000	Production
Shanghai	**Model 3 / Model Y**	>450,000	Production
Berlin	**Model Y**	Early ramp	Production
Texas	**Model Y**	Early ramp	Production
	Cybertruck	-	In development
TBD	**Tesla Semi**	-	In development
	Roadster	-	In development
	Future Product	-	In development

Installed capacity ≠ current production rate and there may be limitations discovered as production rates approach capacity. Production rates depend on a variety of factors, including equipment uptime, component supply, downtime related to factory upgrades, regulatory considerations and other factors.



US/Canada
Europe
China
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Q1 2016
Q2 2016
Q3 2016
Q4 2016
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Q1 2022

Market share of Tesla vehicles by region (TTM)

Source: Tesla estimates based on ACEA; Autonews.com; CAAM – light-duty vehicles only
TTM = Trailing twelve months

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CORE TECHNOLOGY

Autopilot and Full Self-Driving (FSD)

FSD Beta development continued with seven software updates in 2022. Our team continued to work on reducing disengagements, particularly focusing on unprotected left turns and smoothness of the ride through reduction of slowdown events. We are aiming to release FSD Beta to all U.S. FSD customers before the end of this year. Initial release of FSD Beta to some customers in Canada started in March 2022.

Vehicle Software

In Q1, we added mobile app controls for climate control modes (Dog Mode, Camp Mode, Bioweapon Defense Mode and Cabin Overheat Protection), enabled users to customize the color of their vehicle in the UI with metallic and matte finishes and brought Disney+ to more countries worldwide. We also improved charging time estimation accuracy by accounting for battery temperature and allowed child lock to be engaged on individual rear doors — left, right or both.

Battery, Powertrain & Manufacturing

Diversification of battery chemistries is critical for long-term capacity growth, to better optimize our products for their various use cases and expand our supplier base. This is why nearly half of Tesla vehicles produced in Q1 were equipped with a lithium iron phosphate (LFP) battery, containing no nickel or cobalt. Currently, LFP batteries are used in most of our standard range vehicle products, as well as commercial energy storage applications. As a result of our energy efficient motors, a Model 3 with an LFP battery pack can still achieve a 267-mile EPA range.


The day after Super Bowl
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Tesla Vehicle Gross Orders in the U.S. — Super Bowl Effect


16%
12%
8%
4%
0%
-4%
BMW
Daimler
Ford
GM
Honda
Hyundai
Nissan
Toyota
Volkswagen
Tesla
Q4 2018
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GAAP Operating Margin (TTM)

Source: Tesla, OEM reports
TTM = Trailing twelve months

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OTHER HIGHLIGHTS

Energy Storage

Energy storage deployments increased by 90% YoY in Q1 to 846 MWh, mainly driven by strong Powerwall deployments. As demand remains substantially above capacity, growth has been limited by ongoing supply chain challenges. We are in the process of ramping production at a dedicated Megapack factory to address the growing demand.

Solar Retrofit and Solar Roof

Solar deployments decreased by 48% in Q1 to 48 MW. This reduction was caused by import delays beyond our control on certain solar components. Solar Roof deployments continued to grow YoY. Cash & loan sales account for nearly all deployments.

Services and Other

In Q1, Services and Other gross margin remained close to breakeven (-0.6%). YoY improvement was driven by strong used car sales, as well as growth in merchandise, Tesla-owned collision centers and related services.

Our insurance business continues to expand with recent launches in Colorado, Oregon and Virginia. In these states, Tesla acts as the insurance carrier, which means that we are the underwriter and bear financial risk.


Insurance
Your Premium
$121.00
Policy Effective Date
Driver
Add Driver
Vehicle
Safety Score
90
Premium
Safety Factors
Forward Collision Warnings
Hard Braking
Aggressive Turning
Unsafe Following
Insurance
Policy
Safety Score
Documents
Claims

Tesla Insurance – Safety Score[beta]


0%
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2018 Q2
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2021 Q2
2021 Q3
2021 Q4
2022 Q1

Services and Other Gross Margin (TTM)

TTM = Trailing twelve months

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OUTLOOK

Volume

We plan to grow our manufacturing capacity as quickly as possible. Over a multi-year horizon, we expect to achieve 50% average annual growth in vehicle deliveries. The rate of growth will depend on our equipment capacity, operational efficiency and the capacity and stability of the supply chain. Our own factories have been running below capacity for several quarters as supply chain became the main limiting factor, which is likely to continue through the rest of 2022.

Cash

We have sufficient liquidity to fund our product roadmap, long-term capacity expansion plans and other expenses.

Profit

While we continue to execute on innovations to reduce the cost of manufacturing and operations, over time, we expect our hardware-related profits to be accompanied with an acceleration of software-related profits.

Product

The pace of production ramps in Austin and Berlin will be influenced by the successful introduction of many new product and manufacturing technologies in new locations and ongoing supply chain related challenges. Factory ramps take time, and Gigafactory Austin and Gigafactory Berlin-Brandenburg will be no different. We are making progress on the industrialization of Cybertruck, which is currently planned for Austin production subsequent to Model Y ramp.

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P H O T O S & C H A R T S

G I G A F A C T O R Y B E R L I N — F I R S T M O D E L Y D E L I V E R I E S 12

G I G A F A C T O R Y B E R L I N — F I R S T M O D E L Y D E L I V E R I E S 13

G I G A F A C T O R Y B E R L I N — M O D E L Y B O D Y S H O P 14

G I G A F A C T O R Y T E X A S — O P E N I N G P A R T Y 15

G I G A F A C T O R Y T E X A S — O P E N I N G P A R T Y 16

G I G A F A C T O R Y T E X A S — O P E N I N G P A R T Y 17

G I G A F A C T O R Y T E X A S — M O D E L Y B O D Y S H O P 18

S I M P L I F I C A T I O N O F V E H I C L E S T R U C T U R E A N D M A N U F A C T U R I N G 19 Model 3 body structure 171 pieces of metal highlighted Austin-made Model Y body structure 2 pieces of metal highlighted >1,600 fewer welds

Vehicle Deliveries (millions of units) K E Y   M E T R I C S   Q U A R T E R L Y (Unaudited) Operating Cash Flow ($B) Free Cash Flow ($B) Net Income ($B) Adjusted EBITDA ($B) 20

Operating Cash Flow ($B) Free Cash Flow ($B) K E Y   M E T R I C S   T R A I L I N G   1 2   M O N T H S   ( T T M ) (Unaudited) Net Income ($B) Adjusted EBITDA ($B) 21 Vehicle Deliveries (millions of units)

F I N A N C I A L S T A T E M E N T S

S T A T E M E N T O F O P E R A T I O N S (Unaudited) 23

B A L A N C E   S H E E T (Unaudited) 24

S T A T E M E N T   O F   C A S H   F L O W S  (Unaudited) 25

R e c o n c I l I a t I o n   o f   G A A P   t o   N o n – G A A P   F I n a n c I a l   I n f o r m a t I o n (Unaudited) 26

R e c o n c I l I a t I o n   o f   G A A P   t o   N o n – G A A P   F I n a n c I a l   I n f o r m a t I o n (Unaudited) TTM = Trailing twelve months 27

A D D I T I O N A L   I N F O R M A T I O N WEBCAST INFORMATION Tesla will provide a live webcast of its first quarter 2022 financial results conference call beginning at 4:30 p.m. CT on April 20, 2022 at ir.tesla.com. This webcast will also be available for replay for approximately one year thereafter.   CERTAIN TERMS When used in this update, certain terms have the following meanings. Our vehicle deliveries include only vehicles that have been transferred to end customers with all paperwork correctly completed. Our energy product deployment volume includes both customer units installed and equipment sales; we report installations at time of commissioning for storage projects or inspection for solar projects, and equipment sales at time of delivery. "Adjusted EBITDA" is equal to (i) net income (loss) attributable to common stockholders before (ii)(a) interest expense, (b) provision for income taxes, (c) depreciation, amortization and impairment and (d) stock-based compensation expense, which is the same measurement for this term pursuant to the performance-based stock option award granted to our CEO in 2018. "Free cash flow" is operating cash flow less capital expenditures. Average cost per vehicle is cost of automotive sales divided by new vehicle deliveries (excluding leases). “Days sales outstanding” is equal to (i) average accounts receivable, net for the period divided by (ii) total revenues and multiplied by (iii) the number of days in the period. “Days payable outstanding” is equal to (i) average accounts payable for the period divided by (ii) total cost of revenues and multiplied by (iii) the number of days in the period. “Days of supply” is calculated by dividing new car ending inventory by the relevant quarter’s deliveries and using 75 trading days.  NON-GAAP FINANCIAL INFORMATION Consolidated financial information has been presented in accordance with GAAP as well as on a non-GAAP basis to supplement our consolidated financial results. Our non-GAAP financial measures include non-GAAP automotive gross margin, non-GAAP net income (loss) attributable to common stockholders, non-GAAP net income (loss) attributable to common stockholders on a diluted per share basis (calculated using weighted average shares for GAAP diluted net income (loss) attributable to common stockholders), Adjusted EBITDA, Adjusted EBITDA margin and free cash flow. These non-GAAP financial measures also facilitate management’s internal comparisons to Tesla’s historical performance as well as comparisons to the operating results of other companies. Management believes that it is useful to supplement its GAAP financial statements with this non-GAAP information because management uses such information internally for its operating, budgeting and financial planning purposes. Management also believes that presentation of the non-GAAP financial measures provides useful information to our investors regarding our financial condition and results of operations, so that investors can see through the eyes of Tesla management regarding important financial metrics that Tesla uses to run the business and allowing investors to better understand Tesla’s performance. Non-GAAP information is not prepared under a comprehensive set of accounting rules and therefore, should only be read in conjunction with financial information reported under U.S. GAAP when understanding Tesla’s operating performance. A reconciliation between GAAP and non-GAAP financial information is provided above.  FORWARD-LOOKING STATEMENTS Certain statements in this update, including statements in the “Outlook” section; statements relating to the future development, ramp, production capacity and output rates, supply chain, demand and market growth, deliveries, deployment, pricing, availability and other features and improvements and timing of existing and future Tesla products and technologies such as Model 3, Model Y, Model X, Model S, Cybertruck, our Autopilot, Full Self-Driving and other vehicle software, energy storage and solar products, the battery and powertrain technologies we are developing and our insurance products; statements regarding operating margin, operating profits, spending and liquidity; and statements regarding expansion, improvements and/or ramp and related timing at the California Factory, Gigafactory Shanghai, Gigafactory Berlin, Gigafactory Texas and Megapack factory are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations, and as a result of certain risks and uncertainties, actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: uncertainties in future macroeconomic and regulatory conditions arising from the current global pandemic; the risk of delays in launching and manufacturing our products and features cost-effectively; our ability to grow our sales, delivery, installation, servicing and charging capabilities and effectively manage this growth; consumers’ demand for electric vehicles generally and our vehicles specifically; the ability of suppliers to deliver components according to schedules, prices, quality and volumes acceptable to us, and our ability to manage such components effectively; any issues with lithium-ion cells or other components manufactured at Gigafactory Nevada and Gigafactory Shanghai; our ability to ramp Gigafactory Shanghai, Gigafactory Berlin and Gigafactory Texas in accordance with our plans; our ability to procure supply of battery cells, including through our own manufacturing; risks relating to international expansion; any failures by Tesla products to perform as expected or if product recalls occur; the risk of product liability claims; competition in the automotive and energy product markets; our ability to maintain public credibility and confidence in our long-term business prospects; our ability to manage risks relating to our various product financing programs; the status of government and economic incentives for electric vehicles and energy products; our ability to attract, hire and retain key employees and qualified personnel and ramp our installation teams; our ability to maintain the security of our information and production and product systems; our compliance with various regulations and laws applicable to our operations and products, which may evolve from time to time; risks relating to our indebtedness and financing strategies; and adverse foreign exchange movements. More information on potential factors that could affect our financial results is included from time to time in our Securities and Exchange Commission filings and reports, including the risks identified under the section captioned “Risk Factors” in our annual report on Form 10-K filed with the SEC on February 7, 2022. Tesla disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or otherwise.  28